SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)  May 12, 1998


                 ALEXANDER MARK INVESTMENTS (USA), INC.
     (Exact Name of Registrant as Specified in its Charter)




     Colorado              0-12122                 84-0601802
   (State of             (Commission         (IRS Employer
   Incorporation)        File Number)        Identification No.)




      2415 Midway Road, Suite 121, Carrollton, Texas  75006
         (Address of Principal Executive Offices)





Registrant's  telephone number, including area code:  (972)  733-
3005

ITEM 4.   Changes in Registrant's Certifying Accountant

Michael Zinn, CPA has been dismissed as the Company's independent auditors effective May 12, 1998. During the past two years the accountant's report on the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified to uncertainty, audit scope or accounting principles.

During the past two years, and the interim period ending May 12, 1998, there were no disagreements between the Company and the auditors regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Registrant has previously received and filed a letter from Mr. Zinn addressed to the Securities and Exchange Commission stating that he agrees with the above statements.

Larry O'Donnell, CPA has been appointed effective May 12, 1998 to act as the auditor for the Company.

                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ALEXANDER MARK INVESTMENTS (USA), INC.


                         By: /s/ Daniel Wettreich
                              Daniel Wettreich
                              President

Dated:  May 12, 1998

*Exhibits in relation to Item 4 have previously been filed on May
19, 1998.